A copy of certain  financial  information  of  Engineered  Wire  Products,  Inc.
("EWP") is presented below. Such financial information is limited solely for purposes of internal reporting within Keystone Consolidated Industries, Inc. The financial information is unaudited and does not purport to show the financial statements of EWP in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed on this financial information. There can be no assurance that such financial information is complete.


                         ENGINEERED WIRE PRODUCTS, INC.
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED FEBRUARY 28, 2005

                               ($s IN THOUSANDS)

                                                     Year-to-Date
  February, 2005                                    February 2005
  --------------                                    --------------
     $3,684     SALES - OUTSIDE CUSTOMERS               $6,704
          0     SALES - INTERCOMPANY                        0
     -------                                            ------

      3,684      NET SALES                              6,704

      2,633     VARIABLE PRODUCTION COSTS               4,799
     -------                                            ------

      1,051     VARIABLE CONTRIBUTION                   1,905
     -------                                            ------

        130     MANUFACTURING FIXED COSTS                 283
         87     DEPRECIATION                              174
     -------                                            ------

        217      TOTAL FIXED COSTS                        457
     -------                                            ------

        834       GROSS PROFIT                          1,448
     -------                                            ------

        162     SELLING EXPENSE                           362
        149     ADMINISTRATIVE EXPENSE                    325
     -------                                            ------

        311      TOTAL SELLING & ADMIN.EXPENSE            687
     -------                                            ------

        523       OPERATING PROFIT                        761

          0     EARNINGS IN UNCONSOL. SUBSIDIARIES          0
          0     INTEREST INCOME                             0
         26     INTEREST EXPENSE                           57
          0     OTHER INCOME (EXPENSE)                      0
          0     GAIN ON SALE OF FIXED ASSETS                0
     -------                                            ------

        497       INCOME BEFORE TAXES                     704

        196     INCOME TAXES                              278
     -------                                            ------

        301       INCOME FROM OPERATIONS                  426
          0     ACCOUNTING CHANGE                           0
          0     MINORITY INTEREST                           0
     -------                                            ------

       $301       NET INCOME                             $426
     =======                                            ======


                         ENGINEERED WIRE PRODUCTS, INC.
                                  BALANCE SHEET
                                February 28, 2005

                               ($s IN THOUSANDS)


                CURRENT ASSETS:
                  CASH                                    $302
                  MARKETABLE SECURITIES                      0
                  NOTES & ACCOUNT RECEIVABLE NET         4,795
                  INTERCOMPANY ACCOUNTS RECEIVABLE           0

                 INVENTORIES AT COST                    16,533
                   LESS LIFO RESERVE                         0
                                                       -------
                 INVENTORIES AT LIFO                    16,533
                                                       -------

                  PREPAID EXPENSES                           1
                  DEFERRED INCOME TAXES                      0
                  OTHER CURRENT ASSETS                       0
                                                       -------
                   TOTAL CURRENT ASSETS                 21,631
                                                       -------

                 PROPERTY PLANT & EQUIPMENT AT COST     18,841
                    LESS ACCUMULATED DEPRECIATION       12,643
                                                       -------
                      NET PLANT, PROPERTY & EQUIPMENT    6,198
                                                       -------

                 DEFERRED FINANCING EXPENSE                  0
                 DEFERRED INCOME TAXES                       0
                 PREPAID PENSION ASSET                       0
                 RESTRICTED INVESTMENTS                      0
                 GOODWILL                                    0
                 OTHER LONG TERM ASSETS                      0
                                                       -------

                    TOTAL  ASSETS                      $27,829
                                                       =======

                LIABILITIES AND EQUITIES:
                  REVOLVING LOAN FACILITY               $1,596
                  NOTES PAYABLE & CURRENT L.T. DEBT      1,389
                  KCI LOAN ACCOUNT                          47
                  INTERCOMPANY ACCOUNTS PAYABLE          1,802
                  ACCOUNTS PAYABLE                         374
                  ACCRUED OPEB                               0
                  ACCRUED PREFERRED STOCK DIVIDENDS          0
                  ACCRUED LIABILITIES                    2,721
                  ACCRUED PENSIONS                          38

                  INCOME TAXES PAYABLE                   1,266
                                                       -------
                     TOTAL CURRENT LIABILITIES           9,233
                                                       -------

                  LONG TERM DEBT                         3,975
                  ACCRUED OPEB                               0
                  LONG TERM PENSIONS                         0
                  LONG TERM OTHER                            0
                  DEFERRED FEDERAL INCOME TAX                0
                                                       -------
                     TOTAL LONG TERM LIABILITIES         3,975
                                                       -------

                  MINORITY INTEREST                          0
                                                       -------
                  PREFERRED STOCK                            0
                                                       -------
                  SFAS #87 ADJUSTMENT                        0
                  COMMON STOCK                               0
                  OTHER CAPITAL                              0
                  INVESTMENT EQUITY                          0
                  RETAINED EARNINGS                     14,621
                   LESS TREASURY STOCK                       0
                                                       -------
                     TOTAL EQUITY                       14,621
                                                       -------

                TOTAL LIABILITIES & EQUITY             $27,829
                                                       =======

                         ENGINEERED WIRE PRODUCTS, INC.
                             STATEMENT OF CASH FLOWS
                     FOR THE PERIOD ENDED FEBRUARY 28, 2005

                               ($s IN THOUSANDS)


CASH FLOWS FROM OPERATING ACTIVITIES:
 NET INCOME                                           $426

    PROVISION FOR DEPRECIATION                         174
    (GAIN) LOSS ON SALE OF ASSETS                        0
    PROVISION FOR BAD DEBT ALLOWANCE                     9
    PROV. FOR INVENT. RESERVES (EXCLUDING LIFO)          0
    PROVISION FOR LIFO RESERVE                           0
   CHANGE IN ASSETS AND LIABILITIES:
     (INCREASE) DECREASE ACCTS. & NOTES REC.           799
     (INCREASE) DECREASE INVENTORY                  (2,070)
     (INCREASE) DECREASE PREPAID EXPENSES               36
     (INCREASE) DECREASE OTHER ASSETS                    0
     INCREASE (DECREASE) ACCTS PAY.                   (134)
     INCREASE (DECREASE) ACCRUED PENSIONS               38
     INCREASE (DECREASE) DEFERRED TAXES                  0
     INCREASE (DECREASE) OPEB LIABILITIES                0
     INCREASE (DECREASE) OTHER LIABILITIES             579
     (INCREASE) DECREASE INTERCO ACCT. REC               0
     INCREASE (DECREASE) INTERCO ACCTS PAY.            868
                                                    -------

 NET ADJUSTMENTS                                       299
                                                    -------

 NET CASH PROVIDED (USED) BY OPERATIONS                725
                                                    -------

   CASH FLOW FROM INVESTING ACTIVITIES:
     PROCEEDS FROM SALE OF PP & E                        0
     CAPITAL EXPENDITURES                              (44)
     INTERCO PP&E TRANSFERS NET                          0
                                                    -------

 NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES      (44)
                                                    -------

 CASH FLOW FROM FINANCING ACTIVITIES:
    REVOLVING CREDIT FACILITY, NET                    (393)
    REPAYMENTS OF OTHER DEBT                          (233)
    PROCEEDS OF OTHER DEBT                               0
    INCREASE (DECREASE) KCI LOAN                       (30)
    PROCEEDS FROM ISSUANCE OF COMMON STOCK               0
    DIVIDENDS PAID                                       0
                                                    -------

 NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES     (656)
                                                    -------


 NET INCREASE (DECREASE) IN CASH                        25

 CASH AT BEGINNING OF PERIOD                           277
                                                    -------


 CASH AT END OF PERIOD                                $302
                                                    =======
